UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FLUIDIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fluidigm Corporation Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2019 7000 Shoreline Court, Suite 100, South San Francisco, California 94080 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Combination Document are available at www.viewproxy.com/fluidigm/2019. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 23, 2019 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. Voting Items The 2019 Annual Meeting of Stockholders of Fluidigm Corporation will be held on June 3, 2019 at 8:30 a.m. PDT at the Fluidigm office at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080, for the following purposes: 1. Election of Class III Directors: 01 Laura M. Clague 02 Samuel D. Colella 03 Stephen Christopher Linthwaite 2. To approve our executive compensation program for the year ended December 31, 2018, on an advisory (non-binding) basis. 3. To approve an amendment and restatement of our 2011 Equity Incentive Plan to increase the shares reserved thereunder and to make certain other changes. 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019. The Board of Directors recommends that you vote FOR the nominees listed for Class III directors, and FOR Proposals 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: INTERNET To view your proxy materials online, go to www.viewproxy.com/fluidigm/2019. Have your 11 digit control number (located below) available when you access the website and follow the instructions. TELEPHONE 877-777-2857 TOLL FREE E-MAIL requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

Fluidigm Corporation Meeting location: 7000 Shoreline Court, Suite 100, South San Francisco, California 94080 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: www.viewproxy.com/fluidigm/2019 Notice and Combination Document ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto www.viewproxy.com/fluidigm/2019 or By email at: requests@viewproxy.com Please include the company name and your control number in the e-mail subject line.